UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 27, 2004 (Date of earliest event reported)
Portfolio Recovery Associates, Inc. (Exact name of registrant as specified in its charter)
VA (State or other jurisdiction of incorporation)	000-50058 (Commission File Number)	75-3078675 (IRS Employer Indentification Number)
	120 Corporate Boulevard (Address of principal executive offices)	23502 (Zip Code)
Registrant's telephone number, including area code: 888 772 7326

Item 5. Other Events and Regulation FD Disclosure

On July 27, 2004, Portfolio Recovery Associates announced the addition of a new board member to be effective August 1, 2004.

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Portfolio Recovery Associates, Inc. dated July 27, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2004	PORTFOLIO RECOVERY ASSOCIATES, INC. By: /s/ Steve Fredrickson Steve Fredrickson President, Chairman and CEO